EXHIBIT 10.15
                                   $7,000,000
                                    InCapS SM

                            CHANDLER CAPITAL TRUST II

                               PLACEMENT AGREEMENT
                               -------------------

                                                              New York, New York
                                                                December 5, 2003

SANDLER O'NEILL & PARTNERS, L.P.
919 Third Avenue
6th Floor
New York, New York 10022

Ladies and Gentlemen:

     Chandler Capital Trust II (the "Trust"), a statutory trust organized under the Delaware Statutory Trust Act, 12 Del. C. Sections 3801 et seq. (the "Delaware Act") and Chandler (U.S.A.), Inc., an Oklahoma corporation (the "Company" and together with the Trust, the "Offerors"), confirm their agreement (the "Agreement") with Sandler O'Neill & Partners, L.P., as agent of the Offerors (the "Placement Agent"), with respect to the issue and sale by the Trust and the placement by the Placement Agent of 7,000 InCapS SM (liquidation amount of $1,000 per security) of the Trust (the "Capital Securities"). The Capital Securities will be guaranteed by the Company to the extent provided in the Guarantee Agreement, to be dated as of the Closing Date (as defined in Section 2(a) hereof) (the "Guarantee Agreement"), between the Company, as guarantor, and Wilmington Trust Company, as guarantee trustee (the "Guarantee Trustee"), with respect to distributions and payments upon liquidation, redemption and otherwise.

     The entire proceeds from the sale of the Capital Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), and will be used by the Trust to purchase $7,000,000 aggregate principal amount of Floating Rate Junior Subordinated Debt Securities due 2034 (the "Subordinated Debt Securities") issued by the Company. The Capital Securities and the Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust, to be dated as of the Closing Date (the "Declaration"), among the Company, as sponsor, the Administrators named therein (the "Administrators"), Wilmington Trust Company, as institutional trustee (the "Institutional Trustee"), Wilmington Trust Company, as Delaware trustee (the "Delaware Trustee"), and the holders, from time to time, of undivided beneficial interests in the assets of the Trust. The Subordinated Debt Securities will be issued pursuant to the Indenture, to be dated as of the Closing Date (the "Indenture"), between the Company and Wilmington Trust Company, as indenture trustee (the "Indenture Trustee"). The Indenture, the Guarantee Agreement, the Declaration, this Agreement and the Subscription Agreement (as defined in Section 2(a) hereof) are hereinafter referred to collectively as the "Operative Documents."

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                                                                        PAGE 2

     SECTION 1.  REPRESENTATIONS AND WARRANTIES.
                 ------------------------------

     (a) The Trust and the Company, jointly and severally, represent and warrant to the Placement Agent and the Purchaser (as defined in Section 2(a) hereof) of Capital Securities as of the date hereof and as of the Closing Date, and agree with the Placement Agent and the Purchaser, as follows:

          (i) SIMILAR OFFERINGS. Within a period of six months before or after the date hereof, the Offerors have not, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Capital Securities (including any securities of the same or a similar class as the Capital Securities, other than the Capital Securities) in a manner that would require the Capital Securities to be registered under the Securities Act of 1933, as amended (the "1933 Act").

          (ii) INCORPORATED DOCUMENTS. The documents of the Company filed with the Securities and Exchange Commission (the "Commission") in accordance with the Securities Exchange Act of 1934, as amended (the "1934 Act"), from and including the commencement of the fiscal year covered by the Company's most recent Annual Report on Form 10-K, at the time they were or hereafter are filed by the Company with the Commission (collectively, the "1934 Act Reports"), complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, at the date of this Agreement and on the Closing Date, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and other than such instruments, agreements, contracts and other documents as are filed as exhibits to the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, there are no instruments, agreements, contracts or documents of a character described in Item 601 of Regulation S-K promulgated by the Commission to which the Company or any of its subsidiaries is a party.

          (iii) INDEPENDENT ACCOUNTANTS. The accountants of the Company who certified the financial statements included in the 1934 Act Reports (the "Independent Accountants") are independent public accountants of the Company and its subsidiaries within the meaning of the 1933 Act and the rules and regulations of the Commission thereunder (the "1933 Act Regulations").

          (iv) FINANCIAL STATEMENTS AND INFORMATION. The consolidated historical financial statements of the Company, together with the related schedules and notes, included in the 1934 Act Reports present fairly, in all material respects, the respective consolidated financial positions of the Company and its consolidated subsidiaries at the respective dates indicated, and the consolidated statements of income, changes in stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the respective periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved, except as

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                                                                        PAGE 2

disclosed in the notes to such financial statements; the supporting schedules, if any, included in the 1934 Act Reports present fairly, in all material respects, the information required to be stated therein and any pro forma financial statements and the related notes thereto included in the 1934 Act Reports present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein; the statutory financial statements of National American Insurance Company, an Oklahoma corporation (the "Insurance Subsidiary") as filed with the applicable insurance regulatory authorities in the jurisdiction in which each such Insurance Subsidiary is organized (each such regulatory authority, the "State Regulatory Authority") for the years ended December 31, 2002, 2001 and 2000 and for any quarters ended subsequent to December 31, 2002, including all supporting documents filed therewith (collectively, the "Insurance Subsidiary Financial Statements"):
(i) have been prepared in accordance with statutory accounting principles promulgated by the National Association of Insurance Commissioners, as applied, with respect to the Insurance Subsidiary, by the applicable State Regulatory Authority of such entity, consistently applied for the periods covered thereby and present fairly the statutory financial position of such Insurance Subsidiaries as at the respective dates thereof and the results of operations of such Insurance Subsidiaries for the respective periods then ended; and (ii) complied in all material respects with all applicable laws, rules and regulations when filed, and, to the knowledge of the Company, no material deficiency has been asserted with respect to the Insurance Subsidiary Financial Statements by any applicable Regulatory Agency. As used herein, the term "Regulatory Agency" means any federal or state agency charged with the supervision or regulation of insurance companies, or any court, administrative agency or commission or other governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to the Company or any of its subsidiaries.

          (v) NO MATERIAL ADVERSE CHANGE. Since the respective dates as of which information is given in the 1934 Act Reports, there has not been (A) any material adverse change in the condition, financial, regulatory or otherwise, or in the earnings, business affairs or business prospects of the Trust or of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect") or
(B) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock other than regular dividends on the Company's common stock declared and paid consistent with past practice.

          (vi) INTERNAL ACCOUNTING CONTROLS. Each of the Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with the management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with the management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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                                                                        PAGE 4

          (vii) DISCLOSURE CONTROLS. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the 1934 Act); such disclosure controls and procedures (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities, particularly during the periods in which the 1934 Act Reports are being prepared, (ii) have been evaluated for effectiveness as of the end of the annual or quarterly period reported to the Commission and (iii) are effective to perform the functions for which they were established; the Company's auditors and the Audit Committee of the Board of Directors have been advised of: (A) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data and (B) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls; any material weaknesses in internal controls have been identified for the Company's auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

          (viii) REGULATORY MATTERS. Neither the Company nor any of its subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to, any investigation with respect to any corrective, suspension or cease-and-desist order, agreement, consent agreement or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency that currently relates to or restricts in any material respect their business or that in any manner relates to their capital and surplus adequacy or their management (each, a "Regulatory Agreement"), nor has the Company or any of its subsidiaries been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement; there is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company or any of its subsidiaries which, in the reasonable judgment of the Company, is expected to result in a Material Adverse Effect; and without limiting the generality of the foregoing, there are no restrictions or limitations on the authority of the Insurance Subsidiary to pay dividends to the Company, directly or indirectly, other than general restrictions and limitations applicable to all insurance companies domiciled in the state of organization of such Insurance Subsidiary pursuant to applicable law.

          (ix) NO UNDISCLOSED LIABILITIES. Neither the Company nor any of its subsidiaries has any material liability, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for taxes (and there is no past or present fact, situation, circumstance, condition or other basis for any present or future action, suit, proceeding, hearing, charge, complaint, claim or demand against the Company or its subsidiaries giving rise to any such liability), except (i) for liabilities set forth in the financial statements referred to in Section 1(a)(iv) above and (ii) normal fluctuations in the amount of the liabilities referred to in clause (i) above occurring in the ordinary course of business of the

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                                                                        PAGE 5

Company and all of its subsidiaries since the date of the most recent balance sheet included in such financial statements.

          (x) INSURANCE RESERVING PRACTICES. The Company and its Insurance Subsidiaries have made no material change in their insurance reserving practices since the respective dates as of which information is given in the 1934 Act Reports.

          (xi) REINSURANCE TREATIES. All reinsurance and retrocessional treaties, contracts, agreements and arrangements to which the Insurance Subsidiary is a party are in full force and effect and the Insurance Subsidiary is not in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, with such exceptions that would not, singularly or in the aggregate, have a Material Adverse Effect; and no Insurance Subsidiary has received any notice from any of the other parties to such treaties, contracts, agreements or arrangements that such other party intends not to perform thereunder; and, to the best knowledge of the Company, none of the other parties to such treaties, contracts, agreements or arrangements will be unable to perform thereunder except to the extent adequately and properly reserved for in the consolidated financial statements of the Company, with such exceptions that would not, singularly or in the aggregate, have a Material Adverse Effect.

          (xii) GOOD STANDING OF THE COMPANY. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Oklahoma and has full power and authority under such laws to own, lease and operate its properties and to conduct its business, to enter into and perform its obligations under each of the Operative Documents to which it is a party, and to issue the Subordinated Debt Securities.

          (xiii) GOOD STANDING OF THE SUBSIDIARIES. Each "significant subsidiary" (as defined in Rule 1-02 of Regulation S-X) of the Company (a "Significant Subsidiary") and the Insurance Subsidiary has been duly organized and is validly existing as an entity in good standing under the laws of the jurisdiction in which it is chartered and has full power and authority under such laws to own, lease and operate its properties and to conduct its current and contemplated business.

          (xiv) FOREIGN QUALIFICATIONS. Each of the Company and its subsidiaries is duly qualified as a foreign entity to transact business and is each in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not singularly, or in the aggregate, in the reasonable judgment of the Company, be expected to result in a Material Adverse Effect.

          (xv) CAPITAL STOCK DULY AUTHORIZED AND VALIDLY ISSUED. All of the issued and outstanding capital stock of the Company has been duly authorized and validly issued and is fully paid and nonassessable; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right; and none of the issued and outstanding capital stock of the Company or its Significant Subsidiaries was issued in violation of any preemptive or similar rights arising by operation of law, under the charter, by-laws or code of regulations of the Company or any of its Significant Subsidiaries or under any agreement to which the Company or any of its Significant Subsidiaries is a party.

          (xvi) GOOD STANDING OF THE TRUST. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Act with the power and authority to own property and to conduct its business as provided in the Declaration, to enter into and perform its obligations under the Operative Documents to which it is a party, and to issue the Capital Securities and the Common Securities; the Trust is not a party to or otherwise bound by any agreement other than the Operative Documents to which it is a party; and the Trust is, and will be, under current law, classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

          (xvii) AUTHORIZATION OF COMMON SECURITIES. On the Closing Date, the Common Securities will have been duly authorized for issuance by the Trust pursuant to the Declaration and, when duly issued and executed in accordance with the Declaration and delivered by the Trust to the Company against payment therefor in accordance with the subscription agreement therefor, will be validly issued and fully paid and nonassessable undivided common beneficial ownership interests in the assets of the Trust; the issuance of the Common Securities is not subject to preemptive or other similar rights; and on the Closing Date, all of the issued and outstanding Common Securities of the Trust will be owned directly by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

          (xviii) AUTHORIZATION OF CAPITAL SECURITIES. On the Closing Date, the Capital Securities will have been duly authorized for issuance by the Trust pursuant to the Declaration and, when duly issued, executed and authenticated in accordance with the Declaration and delivered by the Trust against payment therefor as provided herein and in the Subscription Agreement, will be validly issued and fully paid and nonassessable undivided preferred beneficial ownership interests in the assets of the Trust; the issuance of the Capital Securities will not be subject to preemptive or other similar rights; and t he Capital Securities will be in the form contemplated by, and entitled to the benefits of, the Declaration.

          (xix) AUTHORIZATION OF SUBSCRIPTION AGREEMENT. The Subscription Agreement has been duly authorized, executed and delivered by each of the Offerors, and assuming due authorization, execution and delivery of the Subscription Agreement by the Purchaser, the Subscription Agreement will constitute a valid, legal and binding agreement of each of the Offerors, enforceable against each of the Offerors in accordance with its terms, except to the extent that enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) (collectively, the "Enforceability Exceptions").

          (xx) AUTHORIZATION OF THIS AGREEMENT. This Agreement has been duly authorized, executed and delivered by each of the Offerors and assuming the due authorization, execution and delivery of this Agreement by the Placement Agent, this Agreement will constitute

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                                                                        PAGE 7

a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforceability may be limited by the Enforceability Exceptions.

          (xxi) AUTHORIZATION OF DECLARATION. The Declaration has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company and the Administrators, and assuming due authorization, execution and delivery of the Declaration by the Institutional Trustee and the Delaware Trustee, the Declaration will constitute a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by the Enforceability Exceptions.

          (xxii) AUTHORIZATION OF GUARANTEE AGREEMENT. The Guarantee Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and assuming due authorization, execution and delivery of the Guarantee Agreement by the Guarantee Trustee, the Guarantee Agreement will constitute a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by the Enforceability Exceptions.

          (xxiii) AUTHORIZATION OF INDENTURE. The Indenture has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and assuming due authorization, execution and delivery of the Indenture by the Indenture Trustee, the Indenture will constitute a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by the Enforceability Exceptions.

          (xxiv) AUTHORIZATION OF SUBORDINATED DEBT SECURITIES. The Subordinated Debt Securities have been duly authorized by the Company; on the Closing Date, the Subordinated Debt Securities will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered by the Company to the Trust against payment therefor as contemplated in the subscription agreement therefor, will constitute valid, legal and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforceability may be limited by the Enforceability Exceptions; the Subordinated Debt Securities will be in the form contemplated by, and entitled to the benefits of, the Indenture; and the Company has no present intention to exercise its option to defer payments of interest on the Subordinated Debt Securities as provided in the Indenture.

          (xxv) AUTHORIZATION OF ADMINISTRATORS. Each of the Administrators of the Trust is an officer or employee of the Company or one of its subsidiaries and has been duly authorized by the Company to execute and deliver the Declaration.

          (xxvi) NOT AN INVESTMENT COMPANY. Neither the Trust nor the Company is, and immediately following consummation of the transactions contemplated hereby and the application of the net proceeds therefrom neither the Trust nor the Company will be, an "investment company" or an entity "controlled" by an "investment company", in each case

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                                                                        PAGE 8

within the meaning of Section 3(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), without regard to Section 3(c) of the 1940 Act.

          (xxvii) ABSENCE OF DEFAULTS AND CONFLICTS. The Trust is not in violation of the trust certificate of the Trust filed with the State of Delaware (the "Trust Certificate") or the Declaration, and neither the Company nor any of its Significant Subsidiaries or Insurance Subsidiaries is in violation of its charter, by-laws or code of regulations; except as set forth in Schedule 1(a)(xxv) attached hereto, none of the Trust, the Company or any subsidiary of the Company is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of them may be bound or to which any of its properties or assets is subject (collectively, "Agreements and Instruments"), except for such defaults under Agreements and Instruments that, in the reasonable judgment of the Company, are not expected to result in a Material Adverse Effect; and the execution, delivery and performance of the Operative Documents by the Trust or the Company, as the case may be, the issuance, sale and delivery of the Capital Securities and the Subordinated Debt Securities, the consummation of the transactions contemplated by the Operative Documents, and compliance by the Trust and the Company with the terms of the Operative Documents to which they are a party have been duly authorized by all necessary corporate action on the part of the Company and, on the Closing Date, will have been duly authorized by all necessary action on the part of the Trust and do not and will not, whether with or without the giving of notice or passage of time or both, violate, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any, security interest, mortgage, pledge, lien, charge, encumbrance, claim or equitable right upon any properties or assets of the Trust or the Company or any of its Significant Subsidiaries or Insurance Subsidiaries pursuant to any of the Agreements and Instruments, nor will such action result in any violation of the provisions of the charter, by-laws or code of regulations of the Company or any of its Significant Subsidiaries or Insurance Subsidiaries or the Declaration or the Trust Certificate, or violation by the Company or any of its Significant Subsidiaries or Insurance Subsidiaries of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government authority, agency (including, without limitation, each applicable Regulatory Agency) or instrumentality or court, domestic or foreign, having jurisdiction over the Trust or the Company or any of its Significant Subsidiaries or Insurance Subsidiaries or their respective properties or assets (collectively, "Governmental Entities"). As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Trust or the Company or any of its Significant Subsidiaries or Insurance Subsidiaries prior to its scheduled maturity.

          (xxviii) ABSENCE OF LABOR DISPUTE. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the executive officers of the Company, is imminent, which, in the reasonable judgment of the Company, is expected to result in a Material Adverse Effect.

          (xxix) ABSENCE OF PROCEEDINGS. There is no action, suit, proceeding, inquiry or investigation (including, without limitation, any action to revoke or deny renewal of

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                                                                        PAGE 9

any Insurance License (as defined in paragraph (xxxi) below)) before or brought by any Governmental Entity, now pending, or, to the knowledge of the Trust or the Company, threatened, against or affecting the Trust or the Company or any of its subsidiaries, which, in the reasonable judgment of the Trust or the Company is expected to result in a Material Adverse Effect or materially and adversely affect the consummation of the transactions contemplated by the Operative Documents or the performance by the Trust or the Company of its obligations hereunder or thereunder; and the aggregate of all pending legal or governmental proceedings to which the Trust or the Company or any of its subsidiaries is a party or of which any of their respective properties or assets is the subject, including ordinary routine litigation incidental to the business, are not, in the reasonable judgment of the Company or the Trust, expected to result in a Material Adverse Effect.

          (xxx) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity, other than those that have been made or obtained, is necessary or required for the authorization, execution, delivery or performance by the Trust or the Company of their respective obligations under the Operative Documents, the Subordinated Debt Securities or the Capital Securities, as applicable, or the consummation by the Trust or the Company of the transactions contemplated by the Operative Documents.

          (xxxi) POSSESSION OF LICENSES AND PERMITS. Each of the Trust, the Company and the subsidiaries of the Company, other than the Insurance Subsidiary, possesses such permits, orders, certificates, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate Governmental Entities necessary to conduct the business now operated by it, with such exceptions that would not, in the reasonable judgment of the Company, be expected to, singularly or in the aggregate, have a Material Adverse Effect; the Insurance Subsidiary is duly licensed or authorized (including, without limitation, from its applicable State Regulatory Authority) as an insurer in each jurisdiction where it is required to be so licensed or authorized to conduct its business (collectively "Insurance Licenses"), with such exceptions that would not, in the reasonable judgment of the Company, be expected to, singularly or in the aggregate, have a Material Adverse Effect; each of the Trust, the Company and the subsidiaries of the Company is in compliance with the terms and conditions of all of its Governmental Licenses and Insurance Licenses, as applicable, except where the failure so to comply, in the reasonable judgment of the Company, is not expected to, singularly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses and Insurance Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or Insurance Licenses or the failure of such Governmental Licenses or Insurance Licenses to be in full force and effect, in the reasonable judgment of the Company, is not expected to have a Material Adverse Effect; and none of the Trust, the Company or any subsidiary of the Company has received any notice of proceedings, and to the knowledge of the Trust or the Company there has been no threatened action, suit, proceeding or investigation, relating to the revocation, termination, suspension or modification of any such Governmental Licenses or Insurance Licenses which, singularly or in the aggregate, in the reasonable judgment of the Company or the Trust, is expected to result in a Material Adverse Effect.

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                                                                        PAGE 10

          (xxxii) TITLE TO PROPERTY. Each of the Trust, the Company and the subsidiaries of the Company has good and marketable title to all of its respective real and personal properties, in each case free and clear of all liens, encumbrances and defects, except such as, in the reasonable judgment of the Trust or the Company, singularly or in the aggregate, are not expected to result in a Material Adverse Effect; and all of the leases and subleases under which the Trust, the Company or any subsidiary of the Company holds properties are in full force and effect, except when the failure of such leases and subleases to be in full force and effect, in the reasonable judgment of the Company, singularly or in the aggregate, is not expected to have a Material Adverse Effect, and none of the Trust, the Company or any subsidiary of the Company has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Trust, the Company or any subsidiary of the Company under any of the leases or subleases under which the Trust, the Company or any subsidiary of the Company holds properties, or affecting or questioning the rights of such entity to the continued possession of the leased or subleased premises under any such lease or sublease, except when such claim, in the reasonable judgment of the Company, singularly or in the aggregate, is not expected to have a Material Adverse Effect.

          (xxxiii) STABILIZATION. The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Capital Securities.

          (xxxiv) NO GENERAL SOLICITATION. Neither the Trust or the Company nor any of their Affiliates (as defined in Rule 501(b) under the 1933 Act) or any person acting on its or any of their behalf (other than the Placement Agent, as to whom the Offerors make no representation) has engaged or will engage, in connection with the offering of the Capital Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

          (xxxv) NO DIRECTED SELLING EFFORTS. Neither the Trust or the Company nor any of their Affiliates or any person acting on its or any of their behalf (other than the Placement Agent, as to whom the Offerors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the 1933 Act ("Regulation S") with respect to the offering of the Capital Securities.

          (xxxvi) NO REGISTRATION. Subject to compliance by the Placement Agent with the relevant provisions of Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Capital Securities by the Trust in the manner contemplated by this Agreement to register the Capital Securities, the guarantee as described in the Guarantee Agreement or the Subordinated Debt Securities under the 1933 Act or to qualify the Declaration, the Guarantee Agreement or the Indenture under the Trust Indenture Act of 1939, as amended.

     (b) Any certificate signed by any Trustee of the Trust or any duly authorized officer of the Company or any of its subsidiaries and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed a representation and warranty by the Trust or the Company, as the case may be, to the Placement Agent as to the matters covered thereby.

     SECTION 2.  SALE AND DELIVERY THROUGH PLACEMENT AGENT; CLOSING.
                 --------------------------------------------------

     (a) The Offerors propose to issue and sell the Capital Securities on December 16, 2003 (or such other date mutually agreed to by the Offerors and the Placement Agent) (the "Closing Date") to InCapS Funding II, Ltd., a newly formed company with limited liability incorporated under the laws of the Cayman Islands (the "Purchaser"), pursuant to the terms of the Capital Securities Subscription Agreement, entered into on the date hereof (the "Subscription Agreement"), between the Offerors and the Purchaser. In addition, the Offerors agree that the Purchaser shall be entitled to the benefit of, and to rely on, the provisions of this Agreement to the extent such provisions address or relate to the Purchaser or the Capital Securities to be purchased by the Purchaser.

     (b) The Offerors hereby grant to the Placement Agent the exclusive right to arrange the placement of the Capital Securities with the Purchaser on their behalf. The Placement Agent accepts such right and agrees to use its best efforts, on and prior to the Closing Date, to effect such placement.

     (c) Deliveries of certificates for the Capital Securities shall be made by the Trust to or on behalf of the Purchaser at the offices of Sidley Austin Brown & Wood LLP in The City of New York, and payment of the purchase price for the Capital Securities shall be made by the Purchaser to the Trust by wire transfer of immediately available funds to a bank designated by the Company contemporaneous with closing on the Closing Date.

     Certificates for the Capital Securities in the aggregate liquidation amount thereof shall be registered in the name of the Purchaser.

     (d) As compensation to the Placement Agent for its placement of the Capital Securities and in view of the fact that the proceeds of the sale of the Capital Securities will be used to purchase the Subordinated Debt Securities of the Company, the Company hereby agrees to pay on the Closing Date to the Placement Agent in immediately available funds a commission of $30.00 per Capital Security to be delivered by the Trust hereunder on the Closing Date.

     (e) In performing its duties under this Agreement, the Placement Agent shall be entitled to rely upon any notice, signature or writing which the Placement Agent shall in good faith believe to be genuine and to be signed or presented by a proper party or parties. The Placement Agent may rely upon any opinions or certificates or other documents delivered by the Offerors or their counsel or designees either to it or the Purchaser. In addition, in connection with the performance of its duties under this Agreement, the Placement Agent shall not be liable for any error of judgment or any action taken or omitted to be taken unless it was grossly negligent or engaged in willful misconduct in connection with such performance or non-performance. No provision of this Agreement shall require the Placement Agent to expend or risk its own funds or otherwise incur any financial liability on behalf of the Purchaser in connection with the performance of any of its duties hereunder. The Placement Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement.

     SECTION 3. NOTICE OF MATERIAL EVENTS. The Offerors covenant with the Placement Agent and the Purchaser that, prior to the completion of the initial placement of the Capital Securities through the Placement Agent, the Offerors will immediately notify the

Placement Agent, and confirm such notice in writing, of any event or development that, in the reasonable judgment of the Company, is expected to result in a Material Adverse Effect.

     SECTION 4. PAYMENT OF EXPENSES. Whether or not this Agreement or the Subscription Agreement is terminated or the sale of the Capital Securities is consummated, the Company, as borrower under the Subordinated Debt Securities, will pay all expenses incident to the performance of its obligations under this Agreement, including (i)the preparation, issuance and delivery of the certificates for the Capital Securities and Subordinated Debt Securities, (ii) the fees and disbursements of the Company's counsel, accountants and other advisors, and (iii) the fees and disbursements of the trustees and their counsel appointed under any of the Operative Documents whether incurred on or prior to the Closing Date or thereafter.

     SECTION 5. CONDITIONS OF PLACEMENT AGENT'S OBLIGATIONS. The obligations of the Placement Agent and the Purchaser on the Closing Date are subject to the accuracy of the representations and warranties of the Offerors contained in
Section 1 hereof or in certificates of any Administrator of the Trust or any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Offerors of their obligations hereunder, and to the following further conditions:

     (a) OPINION OF COUNSEL FOR THE OFFERORS. On the Closing Date, the Placement Agent and the Purchaser shall have received the favorable opinion, dated as of the Closing Date, of Thacher Proffitt & Wood LLP, special counsel for the Offerors, in substantially the form set out in Annex A hereto, in form and substance reasonably satisfactory to counsel for the Placement Agent.
Such counsel may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of Administrators of the Trust, officers of the Company or any of its subsidiaries and public officials.

     (b) OPINION OF SPECIAL DELAWARE COUNSEL FOR THE TRUST. On the Closing Date, the Placement Agent and the Purchaser shall have received the favorable opinion, dated as of the Closing Date, of Morris, James, Hitchens & Williams LLP, special Delaware counsel for the Trust, in substantially the form set out in Annex B hereto, in form and substance reasonably satisfactory to counsel for the Placement Agent.

     (c) OPINION OF SPECIAL TAX COUNSEL FOR THE OFFERORS. On the Closing Date, the Placement Agent and the Purchaser shall have received an opinion, dated as of the Closing Date, of Thacher Proffitt & Wood LLP, special tax counsel for the Offerors, that (i) the Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation and (ii) the Subordinated Debt Securities will constitute indebtedness of the Company for United States federal income tax purposes, in substantially the form set out in Annex C hereto. Such opinion may be conditioned on, among other things, the initial and continuing accuracy of the facts, financial and other information, covenants and representations set forth in certificates of officers of the Company and other documents deemed necessary for such opinion.

     (d) OPINION OF COUNSEL TO THE GUARANTEE TRUSTEE, THE INSTITUTIONAL TRUSTEE, THE DELAWARE TRUSTEE AND THE INDENTURE TRUSTEE. On the Closing Date, the Placement Agent and the Purchaser shall have received the favorable opinion, dated as of the Closing Date, of Morris,

James, Hitchens & Williams LLP, counsel for the Guarantee Trustee, the Institutional Trustee, the Delaware Trustee and the Indenture Trustee, in substantially the form set out in Annex D hereto, in form and substance reasonably satisfactory to counsel for the Placement Agent.

     (e) CERTIFICATES. On the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the 1934 Act Reports, any Material Adverse Effect, and the Placement Agent shall have received a certificate of the Chairman, the Chief Executive Officer, the President, any Executive Vice President or any Vice President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company and a certificate of an Administrator of the Trust, dated as of the Closing Date, to the effect that (i) there has been no such Material Adverse Effect, (ii) the representations and warranties in Section 1 hereof were true and correct when made and are true and correct with the same force and effect as though expressly made on and as of the Closing Date, and (iii) the Offerors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied on or prior to the Closing Date.

     (f) MAINTENANCE OF RATINGS. From the date of this Agreement through the Closing Date, (i) there shall not have occurred a downgrading in or withdrawal of the rating assigned to the debt securities or preferred stock of the Trust, the Company or the Insurance Subsidiary or the financial strength or claims paying ability of the Trust, the Company or the Insurance Subsidiary, in each case by A.M. Best & Co. or any "nationally recognized statistical rating organization," as that term is defined by the Commission for the purposes of Rule 436(g)(2) under the 1933 Act, and (ii) neither A.M. Best & Co. nor any such organization shall have publicly announced that it has under surveillance or review its rating of any debt security, preferred stock or the financial strength or the claims paying ability of the Trust, the Company or the Insurance Subsidiary.

     (g) PURCHASER'S SALE OF SECURITIES. The Purchaser shall have sold securities issued by it in such an amount that the net proceeds therefrom shall be available on the Closing Date and shall be sufficient to purchase the Capital Securities and all other capital securities, surplus notes and senior notes contemplated in agreements similar to this Agreement and the Subscription Agreement.

     (h) ADDITIONAL DOCUMENTS. On the Closing Date, the Placement Agent and the Purchaser shall have been furnished such documents and opinions as they may reasonably request in connection with the issue, sale and placement of the Capital Securities; and all proceedings taken by the Offerors in connection with the issuance, sale and placement of the Capital Securities shall be satisfactory in form and substance to the Placement Agent and the Purchaser.

     (i) TERMINATION OF AGREEMENT. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Placement Agent by notice to the Offerors at any time on or prior to the Closing Date. If the sale of the Capital Securities provided for herein is not consummated because any condition set forth in Section 5(a), (b), (c), (d), (e), (f) or (h) is not satisfied, because of any termination pursuant to Section 10(a) hereof or because of any refusal, inability or failure on the part of the Offerors to perform any agreement herein or comply with any provision hereof, the Company will reimburse the Placement Agent upon demand for all documented out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Placement Agent in connection with the proposed offering of the Capital Securities. In addition, such termination shall be subject to Section 4 hereof, and Sections 7 and 8 hereof shall survive any such termination and remain in full force and effect.

    SECTION 6.  OFFERS AND SALES OF THE CAPITAL SECURITIES.

    (a) OFFER AND SALE PROCEDURES. The Placement Agent and the Offerors hereby establish and agree to observe the following provisions with respect to the offer, issue, sale and placement of the Capital Securities:

          (i) OFFERS AND SALES ONLY TO THE PURCHASER. Offers and sales of the Capital Securities will be made only to the Purchaser in a transaction not requiring registration under the 1933 Act.

          (ii) NO GENERAL SOLICITATION. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) has been or will be used in connection with the offering of the Capital Securities.

          (iii) NO DIRECTED SELLING EFFORTS. No directed selling efforts (within the meaning of Regulation S) has been or will be used with respect to the offering of the Capital Securities.

          (iv) PURCHASER NOTIFICATION. Prior to or contemporaneously with the purchase of the Capital Securities by the Purchaser, the Placement Agent will take reasonable steps to inform the Purchaser that the Capital Securities
(A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in accordance with an exemption from registration under the 1933 Act and (C) may not be offered, sold or otherwise transferred except in accordance with the legend set forth in Annex E hereto.

     (b) COVENANTS OF THE OFFERORS. Each of the Offerors, jointly and severally, covenant with the Placement Agent and the Purchaser as follows:

          (i) DUE DILIGENCE. In connection with the initial placement of the Capital Securities, the Offerors agree that, prior to any offer or sale of the Capital Securities through the Placement Agent, the Placement Agent and the Purchaser shall have the right to make reasonable inquiries into the business of the Trust, the Company and the subsidiaries of the Company. The Offerors also agree to provide answers to the Placement Agent and the Purchaser, if requested, concerning the Trust, the Company and the subsidiaries of the Company (to the extent that such information is available or can be acquired and made available without unreasonable effort or expense and to the extent the provision thereof is not prohibited by applicable law) and the terms and conditions of the offering of the Capital Securities and the Subordinated Debt Securities.

          (ii) INTEGRATION. The Offerors agree that they will not, and will cause their Affiliates not to, make any offer or sale of securities of the Offerors of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A or otherwise.

          (iii)    RESTRICTION ON REPURCHASES.  Until the expiration of two
(2) years (or such shorter period as may hereafter be referred to in Rule 144(k) (or similar successor rule)) after the original issuance of the Capital Securities, the Offerors will not, and will cause their Affiliates not to, purchase or agree to purchase or otherwise acquire any Capital Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise, unless, immediately upon any such purchase, the Offerors or any Affiliate shall submit such Capital Securities to the Institutional Trustee for cancellation.

     SECTION 7.  INDEMNIFICATION.
                 ---------------

     (a) INDEMNIFICATION OF THE PLACEMENT AGENT AND THE PURCHASER. Each of the Offerors agrees, jointly and severally, to indemnify and hold harmless:
(x) the Placement Agent and the Purchaser, (y) each person, if any, who controls (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) the Placement Agent or the Purchaser (each such person, a "controlling person") and (z) the respective partners, directors, officers, employees and agents of the Placement Agent and the Purchaser or any such controlling person, as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, relating to or arising out of, or based upon, in whole or in part, (A) any untrue statement or alleged untrue statement of a material fact included in the 1934 Act Reports, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (B) any untrue statement or alleged untrue statement of material fact contained in any information (whether written or oral) or documents executed in favor of or furnished or made available to the Placement Agent or the Purchaser by the Offerors; (C) any omission or alleged omission to state in any information (whether written or oral) or documents executed in favor of or furnished or made available to the Placement Agent or the Purchaser by the Offerors a material fact necessary to make the statements therein not misleading; or (D) the breach or alleged breach of any representation, warranty and agreement of any Offeror contained herein or in the Subscription Agreement;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, or breach or alleged breach of any such representation, warranty or agreement; PROVIDED, that (subject to Section 7(c) hereof) any such settlement is effected with the written consent of the Offerors; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Placement Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, or breach or alleged breach of any such representation, warranty or agreement, to the extent that any such expense is not paid under (i) or (ii) above;

PROVIDED, HOWEVER, that the Company and the Insurance Subsidiaries agree, jointly and severally, to indemnify and hold harmless the Trust against any and all loss, liability, claim, damage and expense whatsoever, as incurred, which is due from the Trust pursuant to the foregoing.

     (b) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof, and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected by the Placement Agent. An indemnifying party may participate at its own expense in the defense of any such action; PROVIDED, HOWEVER, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (c) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. If at any time an indemnified party shall have validly requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement, PROVIDED, HOWEVER, that an indemnifying party shall not be liable for any such settlement effected without its consent if such indemnifying party (1) reimburses such indemnified party with respect to those fees and expenses of counsel that it determines in good faith are reasonable and (2) provides written notice within 10 days after receipt of the request for reimbursement to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

      SECTION 8. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances under which the indemnification provided for in
Section 7 hereof is for any reason held to be unenforceable for the benefit of an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i)in such proportion as is appropriate to reflect the relative benefits received by the Offerors, on the one hand, and the Placement Agent, on the other hand, from the offering of the Capital Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i)above but also the relative fault of the Offerors, on the one hand, and the Placement Agent, on the other hand, in connection with the statements, omissions or breaches which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Offerors, on the one hand, and the Placement Agent, on the other hand, in connection with the offering of the Capital Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Capital Securities pursuant to this Agreement (before deducting expenses) received by the Offerors and the total commission received by the Placement Agent bear to the aggregate of such net proceeds and commissions.

     The Offerors and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement, omission or alleged omission or breach or alleged breach.

     Notwithstanding the provisions of this Section 8, the Placement Agent shall not be required to contribute any amount in excess of the total commissions received by it.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 8, the Purchaser, each person, if any, who controls the Placement Agent or the Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the respective partners, directors, officers, employees and agents of the Placement Agent, the Purchaser or any such controlling person shall have the same rights to contribution as the Placement Agent, while each officer and director of the Company, each

Trustee of the Trust and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Offerors.

     SECTION 9. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or Trustees of the Trust submitted pursuant hereto shall remain operative and in full force and effect, and shall survive delivery of the Capital Securities by the Trust.

     SECTION 10.  TERMINATION OF AGREEMENT.

     (a) TERMINATION; GENERAL. The Placement Agent may terminate this Agreement, by notice to the Offerors, at any time on or prior to the Closing Date if, since the time of execution of this Agreement or, in the case of (i), since the respective dates as of which information is given in the 1934 Act Reports, (i)there has occurred any Material Adverse Effect, or (ii) there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or any other calamity or crisis, or any change or development involving political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Placement Agent, impracticable to market the Capital Securities or to enforce contracts for the sale of the Capital Securities, or
(iii) trading in any securities of the Company has been suspended or limited by the Commission or any national stock exchange or market on or in which such securities are traded or quoted, or if trading generally on the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers or any other governmental authority, or (iv)a banking moratorium has been declared by United States federal, Delaware or New York authorities.

     (b) LIABILITIES. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 and Section 5 hereof, and provided further that Sections 1, 7 and 8 hereof shall survive such termination and remain in full force and effect.

     SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Placement Agent shall be directed to Sandler O'Neill & Partners, L.P., as follows: 919 Third Avenue, 6th Floor, New York, New York 10022, Attention:
Thomas W. Killian, Principal, with a copy to Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, Attention: Edward F. Petrosky; and notices to the Offerors shall be directed to Chandler (U.S.A.), Inc., 1010 Manvel Avenue, Chandler, Oklahoma 74834, Attention: R. Patrick Gilmore, with a copy to Thacher Proffitt & Wood LLP, Two World Financial Center, New York, New York 10281, Attention: Robert C. Azarow.

     SECTION 12. PARTIES. This Agreement shall inure to the benefit of and be binding upon each of the Placement Agent and the Offerors and their respective successors.

Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Placement Agent, the Purchaser and the Offerors, and their respective successors and the controlling persons and other persons referred to in Sections 1, 7 and 8 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Placement Agent, the Purchaser and the Offerors and their respective successors, and said controlling persons and other persons and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.

     SECTION 13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SAID STATE OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

     EACH OF THE TRUST AND THE COMPANY, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES (INCLUDING, WITHOUT LIMITATION, THE TRUST), HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING RELATED TO THIS AGREEMENT OR ANY OF THE MATTERS CONTEMPLATED HEREBY, IRREVOCABLY WAIVES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH OF THE TRUST AND THE COMPANY, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES (INCLUDING, WITHOUT LIMITATION, THE TRUST), IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     SECTION 14. DISCLOSURE OF TAX TREATMENT AND TAX STRUCTURE. Notwithstanding anything herein to the contrary, any party to this Agreement (and each employee, representative or other agent of any party to this Agreement) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the offering and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, such information relating to the tax treatment or tax structure is required to be kept confidential to the extent necessary to comply with any applicable federal or state securities laws. For this purpose, "tax structure" means any facts relevant to the federal income tax treatment of the offering contemplated by this Agreement but does not include information relating to the identity of the Offeror.

     SECTION 15. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Placement Agent and the Offerors in accordance with its terms.
                                        Very truly yours,

                                        CHANDLER (U.S.A.), INC.

                                        By:  /s/ Mark T. Paden
                                             --------------------------------
                                             Mark T. Paden
                                             President


                                        CHANDLER CAPITAL TRUST II

                                        By:  /s/ Mark C. Hart
                                             --------------------------------
                                             Mark C. Hart
                                             Administrator

CONFIRMED AND ACCEPTED,
as of the date first above written:

SANDLER O'NEILL & PARTNERS, L.P.

By:  Sandler O'Neill & Partners Corp.,
     the sole general partner


     By:  /s/ Catherine A. Lawton
          ---------------------------
          Catherine A. Lawton

                                                                        PAGE A-1

                 SCHEDULE 1(a)(xxvii) TO THE PLACEMENT AGREEMENT
   BY AND BETWEEN CHANDLER (U.S.A.), INC. AND SANDLER O'NEILL & PARTNERS, L.P.

     Under the circumstances described herein, performance of the payment obligations under the Operative Documents may result in a default under an Indenture, by and between the U.S. Trust Company of Texas, N.A., as trustee, as amended by the First Amendment to Indenture, dated as of May 13, 2003, and as amended under the Second Amendment to Indenture, dated as of November 21, 2003, by and between the Company and The Bank of New York Trust Company of Florida, N.A. as successor trustee to the U.S. Trust Company of Texas, N.A. (the "Senior Indenture"). Under the Senior Indenture, the Company has (a) issued 8.75% senior debentures due 2014 (the "Senior Debentures") and (b) agreed not to make payments on the Subordinated Debt Securities if default under either of the following three clauses shall have occurred and be continuing:

     (i) the Company fails to comply with any of its covenants or agreements in the Senior Debentures or the Senior Indenture (other than a payment default) and such failure continues for 60 days after written notice delivered to the trustee under the Senior Indenture (the "Senior Trustee");
     (ii) the debt of the Company under the Senior Debentures is not paid within any applicable grace period after final maturity or the acceleration by the holders thereof because of a default and the total amount of such debt unpaid or accelerated exceeds $5.0 million or its foreign currency equivalent at the time and such failure continues for 20 days after delivery of notice to the Senior Trustee; or
     (iii) any judgment or decree for the payment of money in excess of $5.0 million or its foreign currency equivalent at the time is entered against the Company or any subsidiary of the Company and is not discharged, waived or stayed and either (A) an enforcement proceeding has been commenced by any creditor upon such judgment or decree which proceeding is not stayed or abandoned within 30 days following the commencement thereof, or (B) such judgment or decree remains outstanding for a period of 60 days following the entry thereof stayed and, in either case, the default continues for ten days after the date on which the notice specified below shall have been given;

and, in the case of either (i), (ii) or (iii), the Senior Trustee or holder of at least 25% in principal amount of the outstanding Senior Debentures shall have given written notice to the Company of an intent to declare the principal of and accrued but unpaid interest on all Senior Debentures due and payable upon expiration of the applicable grace period if such default is not cured.

     Notwithstanding the foregoing, the Company expressly acknowledges and agrees that nothing in this Schedule 1(a)(xxvii) shall in any way limit, impair, restrict, condition or otherwise modify the provisions of the Operative Documents, the Capital Securities or the Subordinated Debt Securities, including the rights and remedies of the Institutional Trustee, the Delaware Trustee, the Indenture Trustee and the holders of such securities contained therein.

                                                                        PAGE A-2

                                                                         ANNEX A

Pursuant to Section 5(a) of the Placement Agreement, special counsel for the Offerors shall deliver an opinion in substantially the following form:

     1. The Company is incorporated and is validly existing as a corporation in good standing under the laws of the State of Oklahoma.

     2. The Company has corporate power and authority to (i) execute and deliver, and to perform its obligations under, the Operative Documents to which it is a party and (ii) issue and perform its obligations under the Subordinated Debt Securities.

     3. (i) Each Significant Subsidiary is validly existing and in good standing under the laws of the jurisdiction of its organization; and (ii) to the best of our knowledge, all of the issued and outstanding shares of capital stock of each Significant Subsidiary are owned of record by the Company, directly or through other subsidiaries.

     4. No consent, approval, authorization or order of or filing, registration or qualification with any Governmental Entity is required under any law or regulation of the United States or the states in which the Company and the Insurance Subsidiary is organized in connection with the authorization, execution, delivery and performance by the Company of the Operative Documents or the Subordinated Debt Securities and the consummation of the transactions contemplated thereby except as have already been obtained or made.

     5. Each of the Placement Agreement and the Subscription Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Placement Agent and the Purchaser, respectively, constitutes a valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution thereunder may be limited under applicable law or public policy, and subject to the qualifications that (i) enforcement thereof may be limited by bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, moratorium or other laws (including the laws of fraudulent conveyance and transfer) or judicial decisions affecting the enforcement of creditors' rights generally or the reorganization of financial institutions and (ii) the enforceability of the obligations of the Company thereunder is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to the effect of certain laws and judicial decisions upon the availability and enforceability of certain remedies, including the remedies of specific performance and self-help.

     6. The Declaration has been duly authorized, executed and delivered by the Company and the Administrators.

     7. Each of the Guarantee Agreement and the Indenture has been duly authorized, executed, and delivered by the Company and, assuming due authorization, execution and delivery by the Guarantee Trustee and the Indenture Trustee, respectively, constitutes a valid and binding instrument of the Company, enforceable against the Company in accordance with its

                                                                        PAGE A-3

terms, except as rights to indemnity and contribution thereunder may be limited under applicable law or public policy, and subject to the qualifications that
(i) enforcement thereof may be limited by bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, moratorium or other laws (including the laws of fraudulent conveyance and transfer) or judicial decisions affecting the enforcement of creditors' rights generally or the reorganization of financial institutions and (ii) the enforceability of the Company's obligations thereunder is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to the effect of certain laws and judicial decisions upon the availability and enforceability of certain remedies, including the remedies of specific performance and self-help.

     8. The Subordinated Debt Securities have been duly authorized for issuance by the Company pursuant to the Indenture and, when executed, authenticated and delivered in the manner provided for in the Indenture and paid for in accordance with the subscription agreement therefor, will constitute valid and binding obligations of the Company and will entitle the holders thereof to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution thereunder may be limited under applicable law or public policy, and subject to the qualifications that (i) enforcement thereof may be limited by bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, moratorium or other laws (including the laws of fraudulent conveyance and transfer) or judicial decisions affecting the enforcement of creditors' rights generally or the reorganization of financial institutions and (ii) the enforceability of the Company's obligations thereunder is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to the effect of certain laws and judicial decisions upon the availability and enforceability of certain remedies, including the remedies of specific performance and self-help.

     9. The execution, delivery and performance of the Operative Documents, the Subordinated Debt Securities and the Capital Securities, as applicable, by the Company and the Trust and the consummation by the Company and the Trust of the transactions contemplated by the Operative Documents, as applicable, will not result in any violation of the charter or bylaws of the Company, any Significant Subsidiary or the Insurance Subsidiary, the Declaration or the Trust Certificate.

     10. Assuming (i) the accuracy of the representations and warranties, and compliance with the agreements, contained in the Placement Agreement and the Subscription Agreement and (ii) that the Capital Securities are sold in the manner contemplated by, and in accordance with, the Placement Agreement, the Subscription Agreement and the Declaration, it is not necessary in connection with the offer, sale and delivery of the Capital Securities by the Trust to the Purchaser to register the Capital Securities, the Guarantee Agreement or the Subordinated Debt Securities under the 1933 Act or to qualify an indenture under the Trust Indenture Act of 1939, as amended.

     11. Neither the Company nor the Trust is, and, following the issuance of the Capital Securities and the consummation of the transactions contemplated by the Operative Documents and the application of the proceeds therefrom, neither the Company nor the Trust will be, an "investment company" or entity "controlled" by an "investment company", in each

                                                                        PAGE A-4

case within the meaning of Section 3(a) of the 1940 Act, without regard to
Section 3(c) of such Act.

In rendering such opinions, such counsel may (A) state that its opinion is limited to the laws of New York, the laws of the State of Oklahoma and the Federal laws of the United States and (B) rely as to matters involving the application of laws of any jurisdiction other than New York, Oklahoma or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to you and as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company, the Insurance Subsidiaries and public officials.

                                                                        PAGE B-1

                                                                         ANNEX B

     Pursuant to Section 5(b) of the Placement Agreement, special Delaware counsel for the Trust shall deliver an opinion in substantially the following form:

     1. The Trust has been duly formed and is validly existing in good standing as a statutory trust under the Delaware Act.

     2. The Declaration constitutes a valid and binding obligation of the Sponsor and Trustees party thereto, enforceable against such Sponsor and Trustees in accordance with its terms.

     3. Under the Delaware Act and the Declaration, the Trust has the requisite trust power and authority (i) to own its properties and conduct its business, all as described in the Declaration, (ii) to execute and deliver, and perform its obligations under, the Operative Documents to which it is a party,
(iii) to authorize, issue, sell and perform its obligations under its Capital Securities and Common Securities, and (iv) to purchase and hold the Subordinated Debt Securities.

     4. The Capital Securities have been duly authorized for issuance by the Trust and, when issued, executed and authenticated in accordance with the Declaration and delivered against payment therefor in accordance with the Declaration and the Subscription Agreement, will be validly issued and, subject to the qualifications set forth in paragraph 5 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and the holders of the Capital Securities will be entitled to the benefits provided by the Declaration.

     5. Each holder of Capital Securities, in such capacity, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note, however, that the holders of the Capital Securities may be required to make payment or provide indemnity or security as set forth in the Declaration.

     6. Under the Declaration and the Delaware Act, the issuance of the Capital Securities and Common Securities is not subject to preemptive rights.

     7. The Common Securities have been duly authorized for issuance by the Trust and, when issued and executed in accordance with the Declaration and delivered against payment therefor in accordance with the Declaration and the subscription agreement therefor, will be validly issued undivided beneficial interests in the assets of the Trust and the holders of the Common Securities will be entitled to the benefits provided by the Declaration.

     8. Under the Declaration and the Delaware Act, the execution and delivery by the Trust of the Operative Documents to which it is a party, and the performance by the Trust of its obligations thereunder, have been duly authorized by the requisite trust action on the part of the Trust.

     9. The issuance and sale by the Trust of its Capital Securities and Common Securities, the execution, delivery and performance by the Trust of the Operative Documents to

                                                                        PAGE B-2

which it is a party, the consummation by the Trust of the transactions contemplated by the Operative Documents to which it is party, and the compliance by the Trust with its obligations thereunder are not prohibited by
(i) the Declaration or the Trust Certificate, or (ii) any law or administrative regulation of the State of Delaware applicable to the Trust.

     10. No authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely in connection with the issuance and sale by the Trust of its Capital Securities and Common Securities, the due authorization, execution and delivery by the Trust of the Operative Documents to which it is a party or the performance by the Trust of its obligations under the Operative Documents to which it is a party.

     11. The holders of the Capital Securities (other than those holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

                                                                        PAGE C-1

                                                                         ANNEX C

     Pursuant to Section 5(c) of the Placement Agreement, special tax counsel for the Offerors shall deliver an opinion in substantially the following form:

     1. Under current law and assuming the performance of the Operative Documents in accordance with the terms described therein, the Subordinated Debt Securities will be treated for United States federal income tax purposes as indebtedness of the Company.

     2. The Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

                                                                        PAGE D-1

                                                                         ANNEX D

     Pursuant to Section 5(d) of the Placement Agreement, counsel to the Guarantee Trustee, the Institutional Trustee, the Delaware Trustee and the Indenture Trustee shall deliver an opinion in substantially the following form:

     1. Wilmington Trust Company ("WTC") is a Delaware banking corporation with trust powers, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with requisite corporate power and authority to execute and deliver, and to perform its obligations under, the Declaration, the Guarantee Agreement and the Indenture (collectively, the "Transaction Documents").

     2. The execution, delivery, and performance by WTC of the Transaction Documents have been duly authorized by all necessary corporate action on the part of WTC, and the Transaction Documents have been duly executed and delivered by WTC.

     3. The execution, delivery and performance of the Transaction Documents by WTC and the consummation of any of the transactions by WTC contemplated thereby are not prohibited by (i) the charter or bylaws of WTC, (ii) any law or administrative regulation of the State of Delaware or the United States of America governing the banking and trust powers of WTC, or (iii) to our knowledge (based and relying solely on the Officer Certificates), any agreements or instruments to which WTC is a party or by which WTC is bound or any judgments or order applicable to WTC.

     4. The Subordinated Debt Securities delivered on the date hereof have been authenticated by due execution thereof and delivered by WTC, as Indenture Trustee, in accordance with the Indenture. The Capital Securities delivered on the date hereof have been authenticated by due execution thereof and delivered by WTC, as Institutional Trustee, in accordance with the Declaration.

     5. None of the execution, delivery and performance by WTC of the Transaction Documents and the consummation of any of the transactions by WTC contemplated thereby requires the consent, authorization, order or approval of, the withholding of objection on the part of, the giving of notice to, the registration with or the taking of any other action in respect of, any governmental authority or agency, under any law or administrative regulation of the State of Delaware or the United States of America governing the banking and trust powers of WTC, except for the filing of the Trust Certificate with the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act (which filing has been duly made).

                                                                        PAGE E-1

                                                                         ANNEX E

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN PRIOR TO THE DATE WHICH IS THE LATER OF (i) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT) AFTER THE LATER OF (Y) THE DATE OF ORIGINAL ISSUANCE HEREOF AND
(Z) THE LAST DATE ON WHICH THE TRUST OR ANY AFFILIATE (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF THE TRUST WAS THE HOLDER OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION (OR ANY PREDECESSOR THERETO) AND (ii) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (A) TO THE DEBENTURE ISSUER OR THE TRUST, (B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER," AS DEFINED IN RULE 144A, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a) (1),
(2), (3), (7) OR (8) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY OR SUCH INTEREST OR PARTICIPATION FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO OFFERS AND SALES TO NON-US PERSONS THAT OCCUR OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE DEBENTURE ISSUER AND THE TRUST PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C), (D) OR (E) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE AMENDED AND RESTATED DECLARATION OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE DEBENTURE ISSUER OR THE TRUST. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

                                                                        PAGE E-2

THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF OR THEREOF, AS THE CASE MAY BE, THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE AND HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER OF THIS SECURITY WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE AMENDED AND RESTATED DECLARATION OF TRUST TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS SECURITY OR SUCH INTEREST OR PARTICIPATION, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN.